Prospectus and Summary Prospectus Supplement

August 17, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 17, 2012 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2012 of:

Global Franchise Portfolio

International Equity Portfolio

Effective December 31, 2012, Walter B. Riddell will retire from his position as portfolio manager of each of the Global Franchise Portfolio and the International Equity Portfolio. As a result, effective December 31, 2012, all references to Mr. Riddell are hereby deleted from the Prospectus.

Please retain this supplement for future reference.

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